Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Howard Bouch, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the annual report on Form 10-K/A of National Graphite Corp. for the year ended May 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of National Graphite Corp.

Date: September 30, 2014

/s/ Howard Bouch
Howard Bouch
Chief Financial Officer, and Director
(Principal Financial Officer and Principal Accounting Officer)